SCHEDULE 14A INFORMATION
                            ------------------------

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ______ )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [  ]

Check the appropriate box:

          [  ]      Preliminary Proxy Statement
          [  ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [XX]      Definitive Proxy Statement
          [  ]      Definitive Additional Materials
          [  ]      Soliciting Material Under Rule 14a-12

                                 NATURADE, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:_________
    (2) Aggregate number of securities to which transaction applies:____________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:_________________________________________________
    (2) Form, Schedule or Registration Statement No.:___________________________
    (3) Filing Party:___________________________________________________________
    (4) Dated Filed:

                                 NATURADE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held August 8, 2002

To the Stockholders of NATURADE, INC.:

      Notice is hereby given that the annual meeting of the stockholders (the "Annual Meeting") of Naturade, Inc., a Delaware corporation (the "Company"), will be held on Thursday, August 8, 2002, at 9:00 a.m. (California time), at the Company's principal executive offices located at 14370 Myford Road, Irvine, California 92606, for the following purposes:

      (1) Election of Directors. To elect six persons to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Four directors will be elected by the holders of the Common Stock and the holders of the Series B Preferred Stock voting on an as-converted basis with the holders of the Common Stock. Two directors will be elected by the holders of the Series B Preferred Stock voting as a class.

     (2) Ratification of Appointment of Independent Auditors. To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the year ended December 31, 2002.

     (3) Other Business. To transact such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof.

      Only persons who are stockholders of record at the close of business on June 20, 2002 (the "Stockholders") are entitled to receive notice of, and to vote in person or by proxy at, the Annual Meeting and at any adjournment or postponement thereof. All Stockholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE IMMEDIATELY TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING AND TO HELP ASSURE A QUORUM. If you should decide to attend the Annual Meeting, you may revoke your proxy and vote in person. Stockholders may revoke any proxies granted hereunder (a) by delivering to the Secretary of the Company at the Company's offices at 14370 Myford Road, Irvine, CA 92606 a written notice of such revocation, or (b) by presenting at the Annual Meeting a later dated proxy, or (c) by attending the Annual Meeting and voting in person.

      The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered at the Annual Meeting, and Stockholders are encouraged to read it in its entirety.

      As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to Stockholders on or about June 28, 2002.

                                             By Order of the Board of Directors,


                                             NATURADE, INC.




                                             Bill D. Stewart,
                                             Chief Executive Officer

      Irvine, California
      June 28, 2002

                                 NATURADE, INC.
                                14370 Myford Road
                            Irvine, California 92606

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                          To Be Held on August 8, 2002

                               GENERAL INFORMATION

      This proxy statement (the "Proxy Statement") and the accompanying proxy card (the "Proxy") are furnished in connection with the solicitation of proxies by the Board of Directors of Naturade, Inc. (the "Company") for use at the annual meeting of stockholders to be held on Thursday, August 8, 2002 at 9:00 a.m. (California time), at the Company's principal executive offices located at 14370 Myford Road, Irvine, CA 92606 (the "Annual Meeting"), and at any and all adjournments or postponements thereof. Only stockholders of record (the "Stockholders") on June 20, 2002 (the "Record Date") are entitled to notice of, and to vote in person or by proxy at, the Annual Meeting and any adjournments or postponements thereof. The persons named to serve as proxyholders (the "Proxyholders") were selected by the Board of Directors of the Company. This Proxy Statement and the accompanying Proxy are being sent to Stockholders on or about June 28, 2002.

Matters To Be Considered

      The matters to be considered and voted upon at the Annual Meeting will be:

      1. Election of Directors. To elect six persons to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Four directors will be elected by the holders of the Common Stock and the holders of the Series B Preferred Stock voting on an as-converted basis with the holders of the Common Stock. Two directors will be elected by the holders of the Series B Preferred Stock voting as a class. The following persons are the Board of Directors' nominees for the directors to be elected by the holders of the Common Stock and the holders of the Series B Preferred Stock:

                            Lionel P. Boissiere, Jr.
                            William B. Doyle, Jr.
                            Bill D. Stewart
                            David Weil

      Jay W. Brown and Robert V. Vitale are the Board of Directors' nominees for the directors to be elected by the holders of the Series B Preferred Stock voting as a class.

      2. Ratification of Appointment of Independent Auditors. To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the year ending December 31, 2002.

      3. Other Business. To transact such other business as properly may come before the Annual Meeting or at any adjournments or postponements thereof.

Cost of Solicitation of Proxies

      This Proxy solicitation is made by the Board of Directors of the Company, and the Company will pay the cost of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement. The Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to the Stockholders. Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit Proxies by telephone, facsimile or in person. The total estimated cost of this solicitation of Proxies is $25,000.

Outstanding Securities and Voting Rights; Revocability of Proxies

      The authorized capital of the Company consists of (i) 100,000,000 shares of common stock ("Common Stock"), of which 43,813,494 shares were issued and outstanding on the Record Date, (ii) 2,000,000 shares of non-voting common stock ("Non-Voting Common Stock"), none of which were issued and outstanding on the Record Date and (iii) 50,000,000 shares of preferred stock ("Preferred Stock"), of which 48,000,000 have been designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"). On the Record Date, 13,540,723 shares of Series B Preferred Stock were issued and outstanding.

      Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the Stockholders. Each Stockholder is entitled to a number of votes, in person or by proxy, equal to the number of shares of Common Stock into which the Series B Preferred Stock standing in his our her name on the books of the Company as of the Record Date are convertible. On the Record Date, each share of Series B Preferred Stock was convertible into one share of Common Stock. The holders of the Series B Preferred Stock vote together with the holders of the Common Stock on all matters submitted to the holders of the Common Stock, including the election of directors. In addition, the holders of the Series B Preferred Stock are entitled to elect two additional directors.

      A majority of the aggregate number of outstanding shares of Common Stock and Series B Preferred Stock constitutes a quorum for the conduct of business at the Annual Meeting. Abstentions and "broker non-votes" (as defined below) will be treated as shares present and entitled to vote for the purpose of determining the presence of a quorum.

      In the election of directors, the candidates receiving the highest number of votes will be elected, except for any directors elected solely by the holders of the Series B Preferred Stock. Section 2115 of the California Corporation Code (which is currently applicable to the Company), provides that a stockholder may cumulate votes in the election of directors if the candidates' names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting prior to the voting of the stockholder's intent to cumulate the stockholder's votes, in which case all stockholders may cumulate their votes. Each other proposal described herein requires the affirmative vote of a majority of the aggregate number of outstanding shares of Common Stock and Series B Preferred Stock present in person or represented by a proxy and entitled to vote at the Annual Meeting. Abstentions with respect to any proposal submitted to the Stockholders, other than the election of directors, will be included in the number of votes cast on such proposal and, accordingly, will have the effect of a vote "AGAINST" such proposal. However, broker non-votes with respect to a proposal submitted to the Stockholders will not be included in the number of shares counted as being present for the purposes of voting on such proposal and, accordingly, have no effect on the approval of the proposal.

      Health Holdings & Botanicals, LLC ("Health Holdings"), which is controlled by Doyle & Boissiere Fund I, LLC, a Delaware limited liability company ("Doyle & Boissiere"), and Taishan Holdings, Inc. ("Taishan Holdings"), owns over 50% of the shares of Common Stock outstanding on the Record Date. Westgate Equity Partners, L.P., which is controlled by Westgate Group, LLC, a Delaware limited liability company ("Westgate"), owns all of the Series B Preferred Stock outstanding on the Record Date. Consequently, the presence of Health Holdings and Westgate at the Annual Meeting will be sufficient to constitute a quorum. Health Holdings and Westgate have informed the Company that they intend to vote their shares in favor of the nominees for the Board of Directors listed in the Proxy Statement. Because Health Holdings' and Westgate's shares represent more than 50% of the shares to be voted at the Annual Meeting, Health Holdings and Westgate will be able to elect the entire Board of Directors. Health Holdings and Westgate also have informed the Company that they intend to vote their shares in favor of each of the proposals described herein, and Health Holdings' and Westgate's votes will be sufficient to cause adoption of each such proposal.

      A Proxy for use at the Annual Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. Telegraphed, cabled or telecopied Proxies are also valid. You may revoke a Proxy at any time before it is exercised at the Annual Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

      Unless revoked, the shares of Common Stock represented by Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the Proxy, such shares of Common Stock will be voted "FOR" the election of the Board of Directors' nominees and "FOR" the appointment of BDO Seidman, LLP as the Company's independent auditors.

      Brokers holding Common Stock in "street name" that are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. In the event any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote such Common Stock in his or her discretion as to the election of directors or the appointment of independent auditors. Certain other proposals, however, are non-discretionary, and brokers or nominees who have received no instructions from their clients do not have discretion to vote on such proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client's shares on some but not all proposals, the missing votes are referred to as "broker non-votes." If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board of Director's nominees and "FOR" the appointment of BDO Seidman, LLP as the Company's independent auditors.

      The Company has the discretion to exclude from the Proxy Statement for its annual meeting any stockholder proposal that was not submitted within 245 days after the date on which the Company first mailed its proxy materials for the prior year's Annual Meeting of Stockholders. The Company mailed its proxy materials for the 2001 Annual Meeting on August 30, 2001 and, accordingly, the deadline for submission of proposals for this Proxy Statement was May 2, 2002. As of the date of this Proxy Statement, no stockholder proposals for the Annual Meeting have been received, and management is not aware of any other matters to be presented for motion at the Annual Meeting.

      The attached Proxy will confer discretionary authority to vote on any matter of which the Company did not have notice a reasonable time before the mailing of this Proxy Statement. Accordingly, the accompanying proxy grants discretionary authority to the persons named in the proxy to vote on any matter concerning which the Company did not have notice on or before June 21, 2002, the date one week before the mailing date of this proxy statement. If any such matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. The Proxyholders will also have the authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

Security Ownership of Directors, Management and Principal Stockholders

      The following table sets forth information regarding beneficial ownership of Common Stock as of the Record Date by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, by each director and nominee for director of the Company, by each executive officer and by all executive officers and directors of the Company as a group.

      The Series B Preferred Stock votes with the Common Stock on all matters presented to the Stockholders on as as-converted-to-Common Stock basis. Each share of Series B Preferred Stock is convertible into one share of Common Stock (subject to adjustment for antidilution), at any time at the option of the holder. Accordingly, each share of Series B Preferred Stock has been treated as one share of Common Stock for purposes of calculating percent of beneficial ownership.

Name and Address                 Class                Amount and Nature of          Percent
of Beneficial Owner (1)         of Stock              Beneficial Owner (2)        of Class (3)
-----------------------         --------              --------------------        ------------

Lionel P. Boissiere, Jr.        Common                    41,054,267 (4)            43.9%
Jay W. Brown                    Series B Preferred        47,182,271 (5)            50.4%
William B. Doyle, Jr.           Common                    41,054,267 (4)            43.9%
Robert V. Vitale                Series B Preferred        47,182,271 (5)            50.4%
David Weil                      Common                       977,909 (6)            1.0%
Bill D. Stewart                 Common                       365,000 (7)            *
Lawrence J. Batina              Common                        86,750 (8)            *

Health Holdings &               Common                    41,054,267 (4)            43.9%
Botanicals, LLC.
330 Primrose Rd., Suite 500
Burlingame, CA 94010

Westgate Equity Partners, L.P.  Series B Preferred        47,182,271 (4)            50.4%
One Magna Place, Suite 650
1401 South Brentwood Blvd.
St. Louis, MO 63144

Executive officers and          Common                    89,666,197 (9)            95.7%
directors as a group
(7 persons)
-------------------------
* Less than 1%

(1) Except as otherwise indicated, the address of each person named in the above table is in care of Naturade, Inc., 14370 Myford Road, Irvine, CA 92606.

(2) Common Stock, including Series B Preferred Stock on as as-converted-to-Common Stock basis. Unless otherwise indicated, the listed beneficial owner has sole voting and investment power with respect to all shares beneficially owned, subject to community property law where applicable.

(3) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage of ownership of any other person.

(4) Total includes 5,064,412 shares of Common Stock owned by Health Holdings and 35,989,855 shares of Common Stock received in exchange for $5,315,702 owed under the Company's Credit Agreement and Loan Agreement. The common shares of Health Holdings are held by (i) Doyle & Boissiere Fund I, LLC, a Delaware limited liability company (of which Messrs. William B. Doyle, Jr. and Lionel P. Boissiere, Jr. directors of the Company, are principals and managing members), (ii) Mr. Anders Brag and (iii) Taishan Holdings, Inc., a British Virgin Islands corporation (of which Messrs. William S. Doyle (no relation to William B. Doyle, Jr.) and Anders Brag hold equity interests). Messrs. William B. Doyle, Jr. and Lionel P. Boissiere, Jr. each disclaim beneficial ownership of the Company's Common Stock held by Health Holdings. The list of shares in their name in the table shall not be construed as an admission of beneficial ownership interest.

(5) Total includes 13,540,723 shares of Series B Preferred Stock and warrants to purchase an additional 33,641,548 shares of Series B Preferred Stock. Each share of Series B Preferred Stock is convertible into one share of Common Stock at the option of the holder (subject to adjustment to prevent dilution). The Series B Preferred Stock is held by Westgate Equity Partners, L.P. of which Messrs. Brown and Vitale are principals, a related company to Westgate Group, LLC. Messrs. Brown and Vitale each disclaim beneficial ownership of the Company's Common Stock and Series B Preferred Stock held by Westgate Equity Partners, L.P. The list of shares in their name in the table shall not be construed as an admission of beneficial ownership interest.

(6) Total includes 85,000 shares of Common Stock solely owned by Mr. Weil, 238,125 shares of Common Stock owned by a company of which Mr. Weil is a 50% owner, 37,500 shares of Common Stock which can be purchased under presently exercisable options and 617,284 shares of Common Stock that can be obtained under the conversion features of a $50,000 note.

(7) Total includes 365,000 shares of Common Stock which can be purchased under presently exercisable options.

(8) Total includes 86,250 shares of Common Stock which can be purchased under presently exercisable options.

(9) Total includes shares of Common Stock beneficially owned by Health Holdings and Common Stock beneficially owned by Westgate Equity Partners, L.P. See note 4 and note 5, respectively. See also notes 6, 7 and 8 above with respect to additional shares of Common Stock included in this total.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Election of Directors

      The Bylaws of the Company provide that the Board of Directors shall consist of at least five and no more than seven directors, with the number of directors currently fixed at six by action of the Board of Directors. At the Annual Meeting, six persons are to be elected to the Board of Directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified. The Board of Directors has nominated Lionel P. Boissiere, Jr., Jay W. Brown, William B. Doyle, Jr., Bill D. Stewart, Robert V. Vitale and David Weil, each of whom currently is a member of the Board of Directors, for election at the Annual Meeting. Messrs. Brown and Vitale have been nominated to fill the seats that will be elected exclusively by the holders of the Series B Preferred Stock. The remaining nominees are for seats subject to election by all the Stockholders. All nominees have indicated their willingness to serve. It is intended that the Proxies solicited hereby will, unless such Proxies direct otherwise, be voted for the election as directors of the persons listed above. It is not expected that any of such persons will be unable to serve as a director, but if any director is unable to accept election, it is intended that shares represented by the Proxies will be voted by the Proxyholders for a substitute nominee selected by the Board of Directors.

      None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company and, except as set forth above, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

      Provided a majority of the aggregate number of outstanding shares of Common Stock and Series B Preferred Stock are represented in person or by proxy at the Annual Meeting, thereby constituting a quorum, the four (4) individuals receiving the largest number of votes for director (whether or not such votes represent a majority of the shares outstanding) will be elected as directors of the Company and the two additional persons receiving a majority of the votes cast by the holders of the Series B Preferred Stock will be elected as directors of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
                               "FOR" THE NOMINEES.

Directors and Executive Officers

      The  following  table  sets  forth  certain  information   concerning  the
directors and executive officers of the Company.

Name                       Age     Position                                             Since
----                       ---     --------                                             -----
Lionel P. Boissiere, Jr.   44      Director                                             1997
Jay W. Brown               57      Director                                            Feb 2002
William B. Doyle, Jr.      43      Director                                             1997
Bill D. Stewart            60      Chief Executive Officer and Director                 1998
Robert V. Vitale           36      Director                                            Feb 2002
David Weil                 64      Director                                             1999
Lawrence J. Batina         49      Chief Financial Officer and Chief Operating Officer  1999

LIONEL P. BOISSIERE, Jr. During the past seven years, Mr. Boissiere has been an investor and advisor to middle market companies. From 1993 through 1995, he was with Govett Ltd., and since 1995 Mr. Boissiere has been a Managing Member of Doyle & Boissiere LLC.

JAY W. BROWN. For the last four years, Mr. Brown has been a principal with Westgate Group, LLC, a related entity to Westgate Equity Partners, LLC. Prior to forming Westgate, Mr. Brown was a senior executive with the Ralston Purina Company, running several divisions of that multi-dimensional food and agribusiness company. From 1995 to 1998, Mr. Brown was President and Chief Executive Officer of Protein Technologies International, Inc., the world's largest supplier of soy-based protein to the food and paper processing industries. Prior to that, Mr. Brown was Chairman and Chief Executive Officer of Continental Baking Company from 1984 to 1995 and President of Van Camp Seafood Company from 1983 to 1984. Mr. Brown is a director of Jack-in-the-Box, Inc.

WILLIAM B. DOYLE, Jr. Since 1995, Mr. Doyle has served as a Managing Member of Doyle & Boissiere LLC. Prior to such time, Mr. Doyle was with Govett Ltd. Mr. Doyle is an investor and an advisor to middle market companies.

BILL D. STEWART. Mr. Stewart served from 1989 to 1997 as President of The Thompsons Minwax Company, a major producer of paints, stains and sealers. Mr. Stewart served as Vice President of Sales with Thompsons from 1986 to 1989. Prior to joining Thompsons, Mr. Stewart served for 16 years with Richardson Vicks, Inc., a pharmaceutical maker, in various capacities.

ROBERT V. VITALE. Mr. Vitale is a principal with Westgate Group, LLC with primary responsibility for acquisitions and divestitures. From 1994 to 1997, Mr. Vitale was a Vice President of Boatmen's Capital Markets and from 1997 to 1998 Vice President of NationsBank (after NationsBank's 1997 acquisition of Boatmen's). At Boatmen's and NationsBank, Mr. Vitale was responsible for corporate finance activities including private placements of senior and subordinated debt as well as multi-tiered bank debt financing. Previously, Mr. Vitale was a Senior Associate with KPMG Peat Marwick from 1988 to 1993 where he was responsible for merger and acquisition engagements. Mr. Vitale is a certified public accountant.

DAVID WEIL. Mr. Weil has been an investor and advisor to early stage companies during the past five years. Mr. Weil currently serves as co-CEO of two private companies. Until June 1998, Mr. Weil also served as co-CEO of Frontline Capital, Inc., a broker-dealer which specialized in working with early stage companies. Mr. Weil holds engineering and law degrees from Washington University and an LLM degree from New York University.

LAWRENCE J. BATINA. Mr. Batina holds an MBA from Harvard Business School, a BS degree in accounting with a minor in management information systems from the University of California at Berkeley and is a certified public accountant. He joined the Company in 1999 after serving for two years as Vice President and Corporate Controller for a $180 million privately-held marketing company. From 1994 to 1997, he was Executive Vice President and General Manager of Prepared Products Co., a $50 million food processing company. Prior to that, Mr. Batina was President and Chief Operating Officer of American Confectionery Co., a $30 million candy and chocolate company and a consulting manager with KPMG Peat Marwick.

Board Meetings and Committees

      During fiscal 2001, the Board of Directors of the Company held eight meetings. None of the directors attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors.

      In February 2002, the Company's Board of Directors created standing committees of audit, management compensation and acquisition. The Naturade, Inc. 1998 Incentive Stock Option Plan is administered by the Management Compensation Committee consisting of three directors, currently Lionel P. Boissiere, Jr., Jay
W. Brown and Bill D. Stewart.

Compensation of Directors

      Effective December 2000, all directors except Messrs. Boissiere, Brown, Doyle and Vitale received directors' fees of $2,500 per month, plus expenses.

Director Interlocks and Insider Participation

      Except for Mr. Stewart, none of the members of the Management Compensation Committee is or has been an employee of the Company.

Other Executive Compensation Matters

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain "performance-based" compensation that has been approved by the Company's stockholders is not subject to the deduction limit. The Company's 1998 Stock Incentive Plan is intended to qualify so that awards under the plan constitute performance-based compensation not subject to Section 162(m) of the Code. All compensation paid to the Company's employees in fiscal 2001 will be fully deductible. With respect to compensation to be paid to the Company's executive officers in 2002 and in future years, in certain instances such compensation may exceed $1,000,000. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Board of Directors may approve compensation that is not deductible.

Report of the Audit Committee of the Board of Directors

      The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference to this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                           REPORT OF THE AUDIT COMMITTEE

      The Board of Directors has recently created an Audit Committee comprised of three of the Company's directors. Each member of the Audit Committee is "independent" within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers. The Audit Committee assists the Board of Directors in monitoring the accounting, auditing and financial reporting practices of the Company.

      The Audit Committee does not currently operate under a written charter. The Audit Committee has proposed a written charter to the Board of Directors, which will be considered by the Board of Directors for adoption in the near future. The Audit Committee held its initial meeting on March 27, 2002.

      Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

            . Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2001; and

            . Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

      The independent auditors are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

            . Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees");

            . Received and discussed with the independent auditors the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and

            . Reviewed and discussed with the independent auditors whether the rendering of any non-audit services provided by them to the
                Company   during   fiscal   2001  was   compatible   with  their
                independence.

      In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

      Based upon the reviews and discussions described above, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Dated:  March 27, 2002                      THE AUDIT COMMITTEE

                                            Lionel P. Boissiere, Jr.

                                            Robert V. Vitale

                                            David Weil

Certain Relationships and Related Transactions

      Finance Agreement

      In March 1999, the Company entered into a Finance Agreement (the "Finance Agreement") with Health Holdings. The Finance Agreement provided that the Company may borrow up to $1.0 million at a per annum interest rate of 8%. The Finance Agreement further provided that for each dollar borrowed, the Company would issue a warrant ("Warrant") to Health Holdings to purchase three-tenths (0.3) of a share of Common Stock of the Company at an exercise price of $2.125 per share, subject to adjustment. The Warrants were exercisable for a period of ten years commencing on the date of grant. In June 1999, the Finance Agreement was amended (the "Amendment") to increase the amount of available borrowings to $1.6 million also at an interest rate of 8% per annum. The Amendment further provided that for each dollar borrowed over $1.0 million, the Company would issue a Warrant to Health Holdings to purchase one-half (0.5) of a share of Common Stock of the Company at an exercise price of $1.00 per share. Further, the exercise price of the 300,000 Warrants previously issued under the Finance Agreement prior to the Amendment was reset to $1.00 per share, subject to adjustment. As of December 31, 1999, the Company had borrowed $1,600,000 under the Finance Agreement and the Amendment and had issued a total of 600,000 Warrants to Health Holdings.

      In March 2000, the Company and Health Holdings signed a further amendment to the Finance Agreement whereby the advances of $1,600,000 plus accrued interest of $23,145 were converted into 1,997,717 shares of the Common Stock of the Company. Effective with the conversion, the Finance Agreement terminated and is no longer in effect.

      As more fully explained under "Private Equity Transaction" below, the Warrants issued under the Finance Agreement were modified to be exercisable for Non-Voting Common Stock rather than Common Stock.

      Credit Agreement

      In August 1999, the Company entered into a Credit Agreement (the "Credit Agreement") with Health Holdings. The Credit Agreement provided for advances (the "Advances") of up to $4 million at a per annum interest rate of 8% with a due date of July 31, 2004. During 2001, Health Holdings agreed to convert interest earned from October 1, 2000 to September 30, 2001 of $342,406 to the outstanding principal amount as a payment-in-kind resulting in a balance at December 31, 2001 of $4,496,194. As part of the Private Equity Transaction described below, Health Holdings agreed to convert all of the Company's Credit Agreement debt due to Health Holdings, plus accrued interest of $67,012, for a total debt conversion of $4,563,206.

      Loan Agreement

      In August 2000, the Company entered into a Loan Agreement (the "Loan Agreement") with Health Holdings and other investors (the "Lender Group"). The

Loan Agreement allowed for advances (the "Loan Advances") of up to $1.2 million at an interest rate of 8% per annum with a due date of August 31, 2003. During 2001, the Loan Agreement was amended to allow for a one year term loan for $50,000 advanced from David Weil, a member of the Board of Directors. As of December 31, 2001, amounts due under the Loan Agreement included $50,000 due on September 12, 2002 to David Weil and the remaining balance outstanding due August 31, 2003. Initially, interest only payments were required on a quarterly basis. On June 13, 2001, two investors converted their total debt of $150,000 plus accrued interest of $2,400 into Common Stock, receiving a total of 476,250 shares of the Company's Common Stock based on the then fair market value of $0.32. As of December 31, 2001, the Company had borrowed $993,790 under this facility. Of this amount, $741,445 was debt owed to Health Holdings. As part of the Private Equity Transaction described below, Health Holdings agreed to convert all of the Company's Loan Agreement debt due to Health Holding, plus accrued interest of $11,051, for a total debt conversion of $752,496. The Loan Agreement further provides that the Lender Group may convert all or any part of the Loan Advances into shares of the Common Stock at a conversion price equal to the lower of (a) the average closing bid of the Common Stock for the ten trading days prior to the making of a Loan Advance or (b) the average closing bid of the Common Stock for the ten trading days prior to the date of receipt of notice of conversion.

      Private Equity Transaction

      During fiscal 2001, the Company spent significant time seeking additional financing to support its working capital requirements and general corporate purposes. On January 2, 2002, the Company sold to Westgate Equity Partners, L.P. ("Westgate") 13.5 million shares (the "Shares") of Series B Preferred Stock for $2 million and warrants (the "Warrants") to purchase an additional 33.6 million shares of Series B Preferred Stock for $500,000 with an aggregate exercise price of $3.5 million (the "Private Equity Transaction"). The Series B Preferred Stock bears dividends at a rate of 10% per annum, which will accumulate and compound semi-annually if not paid in cash. On the seventh anniversary of its issuance, the Series B Preferred Stock will be automatically redeemed by the Company at the original issuance price plus accrued and unpaid dividends, provided the Company is legally able to do so. Holders of Series B Preferred Stock vote on all matters presented to the Stockholders of the Company on an as-converted-to-common stock basis. As of the date of this Proxy Statement, each share of Series B Preferred Stock is convertible into one share of common stock. Two members of the Board of Directors of the Company will be elected exclusively by the holders of the Series B Preferred Stock voting as a separate class.

      The Company may redeem the Series B Preferred Stock at any time prior to December 31, 2004 if the Company receives a bona fide offer from a third party to invest equity capital in the Company and the holders of the Series B
Preferred Stock do not make a Qualified Counter-Offer. A "Qualified Counter-Offer" is a written offer for an equity investment in the Company that will yield gross proceeds in excess of the third party's offer (but need not exceed $3,500,000), and which either (A) is accomplished through the exercise of some or all of the Warrants, or (B) will provide capital on the same or better terms as the third party offer.

      As part of the Private Equity Transaction, Health Holdings converted all of the Company's outstanding debt to Health Holdings in an amount of approximately $5.3 million, and surrendered all of Health Holdings' Series A Convertible Preferred Stock, comprising approximately 1.3 million shares, for cancellation without conversion, in exchange for 36 million shares of Common Stock.

      If Westgate exercises the Warrants in full, Westgate would hold a total of
47.1 million shares of Series B Preferred Stock, which would be convertible into the same number of shares of Common Stock (subject to adjustment to prevent dilution), or 51% of the Company's outstanding Common Stock on a fully diluted basis. Furthermore, the Company has agreed not to issue additional voting securities without Westgate's consent, except on the exercise of outstanding options to purchase Common Stock. The Company also entered into a Management Services Agreement, under which certain principals of Westgate will provide management and consulting services to the Company.

      Consulting Agreement

      The Company is committed to a Consulting Agreement with an affiliate of Health Holdings for $300,000 per year payable quarterly. The agreement is automatically renewable for successive one-year terms so long as Health Holdings or any of its affiliates owns 25% or more of the Company.

      Management Services Agreement

      The Company is committed to a Management Services Agreement, under which certain principals of an affiliate of Westgate will provide management consulting services to the Company and will receive a total annual fee of $100,000, payable quarterly.

Executive Compensation

      The following table sets forth the annual compensation paid or accrued by the Company during the fiscal years ended December 31, 2001, 2000 and 1999 to its Chief Executive Officer and each of the other four most highly compensated executive officers to whom it paid in excess of $100,000 ("named executive officers"), including cash and issuance of securities.

                                               Summary Compensation Table
                                                                           Long Term Compensation
                                 Annual Compensation                                  Awards                Payouts
                                 -------------------                       ----------------------           -------
                                                              Other       Restricted     Securities
Name and                                                     Annual       Stock          Underlying      LTIP       All Other
Principal                          Salary     Bonus       Compensation    Award(s)       Options/SAR     Payouts    Compensation
Position               Year           $         $               $            $                #            $             $
--------               ----           -         -               -            -                -            -             -
Bill Stewart           12/31/99    200,000      -               7,000        -                             -         15,850 (4)
Chief Executive        12/31/00    200,000      -              12,000        -            60,000 (1)       -         16,121 (4)
Officer                12/31/01    218,667      -              30,000        -            50,000 (1)       -         16,124 (4)

Lawrence Batina        12/31/99    132,692      -                            -           100,000 (2)       -            177 (5)
Chief Financial        12/31/00    144,996      -                            -            15,000 (3)       -          1,184 (5)
Officer and Chief      12/31/01    151,830      -                            -            15,000 (3)       -          1,593 (5)
Operating Officer

     (1)  Such amounts represent stock options that were granted by the Company to Mr. Stewart during fiscal 2000 with an exercise price of $0.875 per share and 2001 with an exercise price of $0.44 per share. These options vest over four years and expire seven years from the initial grant date.

     (2)  Such amount represents stock options that were granted by the Company to Mr. Batina during fiscal 1999.
          These options vest over four years and expire seven years from the initial grant date. These options were repriced on October 14, 1999 to an exercise price of $1.134 per share or 110% of the fair market value of the
          Company's Common Stock on that date.

     (3)  Such amounts represent stock options that were granted by the Company to Mr. Batina during fiscal 2000 with an exercise price of $0.875 per share and 2001 with an exercise price of $0.4375 per share. These options vest over four years and expire seven years from the initial grant date.

     (4)  Such amount represents automobile lease payments and life insurance premiums paid on behalf of
          Mr. Stewart.

     (5)  Such amount represents Company contributions to the Company's 401(k) Plan and life insurance premiums, paid on behalf of Mr. Batina.

      In addition, Mr. Stewart and Mr. Batina participated with other full-time employees in the Company's group health and life insurance program.

      The following table sets forth certain information concerning the grant of stock options during fiscal 2001 to the named executive officers.

                                        Options/SAR Grants In Last Fiscal Year

                                Individual Grants
                     ----------------------------------------                           Potential Realizable
                     Number of          % of Total                                      Value at Assumed
                     Securities         Options/SARs     Exercise                       Annual Rate of Stock
                     Underlying         Granted to       or base                        Price Appreciation for
                     Options/Sars       Employees in     price             Exercise     Option Term (1)
     Name            Granted (#)        fiscal year      ($/Sh)               Date      5% ($)       10% ($)
     ----            -----------        -----------      ------               ----      ------       -------

     Bill Stewart    50,000 (1)            29%            $0.44             3/9/08      $ 8,956      $ 20,872

     Lawrence        15,000 (1)             9%            $0.4375          1/26/08      $ 2,672      $  6,226
      Batina

(1)  Options vest and become exercisable at the rate of 25% each year beginning on the first anniversary of the grant date.

(2)  The Potential Realizable Value is the product of (a) the difference between (i) the product of the closing sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the
     Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying  the option at December 31, 2001.  These amounts represent certain assumed rates of appreciation only.  Actual gains, if any, on stock option exercises are dependent on a variety of factors,  including  market  conditions and the price performance of the Common
     Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

      No options were exercised by officers or directors during the fiscal years ended December 31, 2001, 2000 or 1999.

      The  following  table  sets  forth  certain  information   concerning  the
unexercised options held by the named executive officers as of December 31, 2001.

                              Aggregated Option/SAR Exercises in Last Fiscal Year
                                      and Fiscal Year End Option/SAR Values

                                                            Number of Securities      Value of Unexercised In-
                        Shares                             Underlying Unexercised     the-Money Options/SARs
                    Acquired on     Value Realized       Options/SARs at FY End (#)       at FY-End ($) (1)
Name                Exercise (#)          ($)            Exercisable/Unexercisable    Exerciseable/Unexercisable
----                ------------          ---            -------------------------    --------------------------
Bill Stewart             -               -                     206,250/158,750                 $0/$0
Lawrence Batina          -               -                      53,750/76,250                  $0/$0

 (1)    The value of unexercised  "in-the-money" options is the difference between the closing sale price of Common
        Stock on December 31, 2001 ($0.35 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.


      The following table presents information concerning repricing of options held by named executive officers during the ten fiscal years ended December 31, 2001.

                                                    Market                                       Length of
                                                    Price of                                     Original
                                      Number of     Common        Exercise                       Option Term
                                      Securities    Stock at      Price at      New              Remaining at
                                      Underlying    Time of       Time of       Exercise         Date of
                                      Repriced      Repricing     Repricing     Price            Repricing
Name                     Date (1)     Options (#)  ($/Share) (1)  ($/Share)     $/Share)(1)      Years
----                     --------     -----------  -------------  ---------     -----------      -----
Bill D. Stewart          10/14/99     255,000         $1.031        $4.047        $1.134         5.5
Chief Executive
Officer

Lawrence J. Batina       10/14/99     100,000         $1.031         $2.75        $1.134         6.42
Chief Financial
Officer & Chief
Operating Officer

John Harrel              10/14/99      20,000         $1.031         $2.375       $1.134         6.33
Vice President
Sales, Mass

Melinda Paris            10/14/99       6,000         $1.031         $3.75        $1.134         5.92
Vice President
Sales, Health Food

    (1)   As reported on the OTC Bulletin Board, the closing per share sales price for the Common
          Stock on October 14, 1999, was $1.031. These options were repriced to 110% of the market price of the Common Stock on October 14, 1999 or $1.134 per share.

Incentive Stock Option Plan

      In 1998, the Company adopted the 1998 Incentive Stock Option Plan (the "Incentive Plan"). The Incentive Plan provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Incentive Plan is to enable the Company to attract, retain and motivate its employees by providing for performance-based benefits. At the 2000 annual stockholders' meeting, the number of shares of the Company's Common Stock which may be subject to awards granted under the Incentive Plan was increased to 850,000. At the 2001 annual stockholders' meeting, the number was further increased to 2,000,000. As of June 20, 2002, under the Incentive Plan there were 775,000 shares of the Company's Common Stock subject to outstanding options, of which 585,125 shares (subject to adjustment to prevent dilution) had vested.

      The Incentive Plan is administered by the Management Compensation Committee of the Board of Directors. The Management Compensation Committee has the power to construe and interpret the Incentive Plan and, subject to provisions of the Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms and conditions of such award. The exercise of stock options under the Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and in some cases may not be less that 110% of fair market value. The maximum term of the Incentive Plan is ten years, except that the Board of Directors may terminate the Incentive Plan earlier. The term of each individual award will depend upon the written agreement between the Company and the grantee setting forth the terms of the awards.

      In addition to options issued under the Incentive Stock Option Plan, options to purchase 140,000 shares of Common Stock have been issued to directors and a consultant of the Company.

Employee Agreements

      On February 18, 1998, the Company and Bill D. Stewart entered into an employment agreement under which, as amended, the Company retained Mr. Stewart as Chief Executive Officer and a member of the Company's Board of Directors until December 31, 2003. Under the employment agreement, as amended, Mr. Stewart receives an annual salary of $225,000, automobile lease payments and life insurance payable as directed by Mr. Stewart.

      On March 2, 1998, the Company granted to Bill D. Stewart, pursuant to the Company's Incentive Plan, options to acquire up to 255,000 shares of Common Stock at $4.05 per share (the average closing bid price of the shares of Common Stock on the OTC Bulletin Board as quoted by Bloomberg, LP for the five day trading period ending March 2, 1998). These options were repriced to 110% of the market price of the Common Stock on October 14, 1999 ($1.13). On February 1, 2000, the Company granted Mr. Stewart, pursuant to the Company's 1998 Incentive Plan, options to acquire up to 60,000 shares of Common Stock as $0.875 per share (the closing bid price of the shares of Common Stock on the OTC Bulletin Board as quoted by Bloomberg, LP). Furthermore, on January 26, 2000, the Company granted to Mr. Stewart, pursuant to the Company's Incentive Plan, options to acquire up to 60,000 shares of Common Stock at $0.875 per share (the closing bid price of the shares of Common Stock on the OTC Bulletin Board as quoted by Bloomberg, LP). All options will vest in four equal portions on each of the first four anniversaries of the grant date, subject to any limitations on exercise contained in the Incentive Plan and provided that the term of Mr. Stewart's employment agreement with the Company shall not have ended prior to such anniversary. In the event of any sale of the Company (including, pursuant to either a tender offer or a merger or the Company which results in the shareholders of the Company holding less than fifty percent (50%) of the stock of the surviving corporation) during such term, subject to certain limitations, all of Mr. Stewart's options not then vested shall immediately vest.

      As part of the Private Equity Transaction described more fully under "Certain Relationships and Related Transactions," the employment agreement with Mr. Stewart was amended and restated to allow for the immediate vesting of options to purchase 365,000 shares of Common Stock, 297,500 of which would vest by March 2, 2002, the four-year anniversary of the original employment agreement, at an exercise price reduced to $0.1477 per share, the purchase price in the Private Equity Transaction. The amended and restated employment agreement also reconfirmed the understanding that all options become fully vested in the event of any sale of the Company and extended the term of employment to December 31, 2003.

      In February 1999, Mr. Batina entered into an employment agreement with the Company which can be terminated without cause by either party upon 30 days' notice. Pursuant to the employment agreement, as amended, Mr. Batina is entitled to a base salary of $166,000 per year and a bonus of up to 30% of his base salary. In addition, Mr. Batina has been granted options to purchase up to 100,000 shares of Common Stock, which options vest in equal annual amounts on each of the first four anniversaries of his employment. These options were repriced to 110% of the market price of the Common Stock on October 14, 1999 ($1.13). On February 1, 2000, the Company granted Mr. Batina, pursuant to the Company's Incentive Plan, options to acquire up to 15,000 shares of Common Stock at $0.875 per share (the closing bid price of the shares of Common stock on the OTC Bulletin Board, as quoted by Bloomberg, LP). Furthermore, on March 9, 2001, the Company granted Mr. Batina, pursuant to the Company's Incentive Plan, options to acquire up to 15,000 shares of Common Stock at $0.4375 per share (the closing bid price of the shares of Common stock on the OTC Bulletin Board, as quoted by Bloomberg, LP).

      The Company also provides to its employees (including Mr. Stewart and Mr. Batina) medical insurance and other customary employee benefits.

401(k) Plan

      The Company maintains a 401(k) profit sharing plan ("401(k) Plan") for the benefit of all employees who meet certain age and length of service requirements. The 401(k) Plan provides for Company matching contributions equal to 25% of each employee participant's contribution not to exceed 6% of the employee participant's compensation.

                                   PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

      On April 30, 2001, the Company engaged BDO Seidman, LLP as its independent auditors for the year ended December 31, 2001. The Company did not previously consult with BDO Seidman, LLP regarding any matter, including by not limited to: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The Company desires to retain BDO Seidman, LLP as its independent auditors the year ended December 31, 2002. Although the appointment of BDO Seidman, LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment for the current fiscal year. Ratification of the proposal requires the affirmative vote of a majority of the aggregate number of shares of Common Stock and Series B Preferred Stock represented and voting at the Annual Meeting. In the event a majority of the votes cast at the Annual Meeting are not voted in favor of the appointment, the Board of Directors will reconsider its selection.

Change in Auditors

      The Company terminated the services of Deloitte & Touche LLP, its independent public accountants, on April 30, 2001. The Company's Board of Directors approved the termination. The reports of Deloitte & Touche LLP on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Deloitte & Touche LLP for each of the past two fiscal years was modified as to uncertainty regarding the ability of the Company to continue as a going concern.

      During the two most recent fiscal years preceding the termination, and in the subsequent interim period through April 30, 2001, (i) there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference to the matter in their report, and (ii) there was no reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) with Deloitte & Touche LLP.

Audit Fees

      Fees billed to the Company by BDO Seidman, LLP for audit services rendered during fiscal 2001 were $68,861.

Financial Information Systems Design and Implementation Fees

      During the fiscal year ended December 31, 2001, there were no fees billed by BDO Seidman for information technology services.

All Other Fees

      During the fiscal year ended December 31, 2001, the aggregate fees billed by BDO Seidman for professional services other than audit and information
technology   services  was  $9,075  relating  to  domestic  tax  compliance  and consulting.

      The Audit Committee in reliance on management and the independent auditors, determined that the provision of these services is compatible with maintaining the independence of BDO Seidman, LLP.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                  RATIFICATION OF BDO SEIDMAN, LLP AS AUDITORS.

                            PROPOSALS OF STOCKHOLDERS

      Under certain circumstances, stockholders are entitled to present proposals at stockholders meetings. Any such proposal to be included in the proxy statement for the Company's 2003 annual meeting of stockholders must be submitted to the Company by a stockholder prior to February 28, 2003, in a form that complies with applicable regulations.

                           ANNUAL REPORT ON FORM 10-K

      The Company's annual report to stockholders for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of BDO Seidman, LLP, the Company's independent auditors for that year.

      THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2001, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO NATURADE, INC., CHIEF FINANCIAL OFFICER, 14370 MYFORD ROAD, CA 92606. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ON THE SEC WEBSITE AT WWW.SEC.GOV.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters which will be presented for consideration at the Annual Meeting of stockholders other than those referred to in the Notice of Annual Meeting. If, however, any such matters should come before the Annual Meeting, the persons named in the enclosed Proxy will vote the shares covered by the Proxy in accordance with their best judgment and authority to do so is included in the Proxy.

      STOCKHOLDERS ARE URGED TO IMMEDIATELY SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                             By Order of the Board of Directors,

                                             NATURADE, INC.



                                             Lawrence J. Batina,
                                             Secretary
Irvine, California
June 28, 2002

Each stockholder whether or not he or she expects to be present in person at the Annual Meeting, is requested to SIGN, DATE AND RETURN THE ENCLOSED proxy in the accompanying envelope as promptly as possible. A stockholder may revoke his or her proxy at any time prior to voting.

                          NATURADE, INC.
                   PROXY SOLICITED ON BEHALF OF
                             BOARD OF
                 DIRECTORS FOR ANNUAL MEETING OF
                 STOCKHOLDERS ON AUGUST 8, 2002.

The undersigned hereby constitutes and appoint BILL D. STEWART and LAWRENCE J. BATINA severally, with full power of substitution, attorneys and proxies to the undersigned to represent the undersigned and vote all shares of the Company's Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's headquarters at 14370 Myford Road, Irvine, California 92606, on August 8, 2002, at 9:00 A.M. California time, and at any postponement or adjournment thereof, in the following manner:

1.   ELECTION OF DIRECTORS

FOR all nominees listed below       WITHHOLD AUTHORITY to
(except as marked to the con-       vote for the nominees listed
trary below) [ ]                    below   [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

[ ]  Lionel P. Boissiere, Jr.       [ ]   Bill D. Stewart
[ ]  William B. Doyle, Jr.          [ ]   David A. Weil


2.   RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP as AUDITORS

For [ ]                  Against [ ]                 Abstain [ ]


3. IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any matter which may properly come before the meeting or any postponements or adjournment.

If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held in joint account, each owner should sign. When signing as attorney, trustee, executor, etc., so indicate. If corporation, please sign full corporate name by authorized officer. If partnership, sign in full partnership name by authorized person.

                       Date:  _____________________________, 2002

                       Signed:___________________________________
Number of
Shares Held: ______    Signed:___________________________________



PLEASE MARK,  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.